Exhibit 10.3

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of this 16th day of March 2020 (the “Effective Date”), is entered into by and between Slinger Bag Inc. a Nevada corporation with headquarters located at 709 North Rolling Road, Suite 116, Windsor Mill, Baltimore, MD 21244 (the “Company”), and Midcity Capital Ltd. with an address at 200-345 Wilson Ave., Toronto, On. Canada M3H5W1 (the “Investor”). The Investor and the Company shall be collectively referred to as “Parties”.

RECITALS

WHEREAS, the parties have entered into a promissory note (the “Note”) and securities purchase agreement dated of even date hereof, pursuant to which the Investor is to receive warrants to purchase 500,000 shares of the Company’s common stock at a 40% discount to the market price on the date of purchase; and

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Warrants.

1.1 In consideration for the loan made by the Investor to the Company pursuant to the Note, the Company hereby issues to the Investor warrants to purchase 500,000 shares of the Company’s common stock at a 40% discount to the market price on the date of purchase in the form attached hereto as Annex A and reflecting the following terms and conditions (the “Warrants”):

a.	The Warrants are exercisable to purchase 500,000 shares of the Company’s common stock at a 40% discount to the Market Price on the date of purchase. For this purpose, “Market Price” shall equal the closing price on the date of purchase.
b.	The Warrants and the underlying shares of common stock exercisable thereto shall be collectively referred to as the “Securities.”

1.2 The Warrants shall be exercisable for a period of 24 months from the Effective Date.

2. Provisions Pertaining to Registration and Transfer of the Warrants

a.	The Parties further acknowledge and are aware that the Securities may only be disposed of in compliance with respective U.S. state and U.S. federal securities laws (including without limitations, any holding period requirements). In connection with any transfer of Securities other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act of 1933, as amended (the “Securities Act”).

b.	The Investor agrees to the imprinting, so long as is required by this Section 3.3 of a legend on any of the Securities in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURIT!ES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

c.	Certificates evidencing the Securities shall not contain any legend (including the legend set forth in this Section): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities Exchange Commission).

d.	In the event that the Lender will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if the Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities as set forth herein is predicated upon the Company’s reliance upon this understanding.

Please indicate your acceptance of these terms by countersigning where indicated below.

Slinger Bag Inc.

Mike Ballardie
Title:	Authorized signatory

Agreed and accepted:

Midcity Capital Ltd

Willy Tencer
Authorized signatory

Annex A

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 4 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE COMMON STOCK

Company: Slinger Bag Inc.

Holder: Midcity Capital Ltd

Shares: 500,000

Class of Stock: common shares of stock of the Company

Exercise Price: 40% discount to the closing price of the Company’s common stock on the date of purchase

Issue Date: March 16, 2020

Term: See Section 4.1

THIS WARRANT CERTIFIES THAT, for value received as consideration pursuant to that certain Note of even date herewith and for other good and valuable consideration the sufficiency of which is hereby acknowledged, Holder is entitled to purchase fully paid and nonassessable shares of the Company at the Exercise Price, all as set forth herein, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 hereto to the principal office of the Company.

1.2 Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant, the Company shall deliver to Holder certificates for or other evidence (reasonably acceptable to the Holder) of the Shares received and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing the Shares not so received.

1.3 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Stock Dividends, Splits, Combinations, Etc. If the Company declares or pays a dividend on the Shares payable in Common Stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the outstanding shares of the Company are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange or Substitution, Etc. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or net exercise of this Warrant, Holder shall be entitled to receive, upon exercise or net exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or net exercise of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or net exercise of this Warrant.

2.3 Merger or Consolidation. Upon any capital reorganization of the Company’s capital stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company with or into another corporation, then as a part of such reorganization, merger or consolidation, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number and kind of securities and property of the Company, or of the successor corporation resulting from such reorganization, merger or consolidation, to which that Holder would have received for the Shares if this Warrant had been exercised immediately before such reorganization, merger or consolidation.

2.4 Fractional Shares. No fractional Shares shall be issuable upon exercise or net exercise of this Warrant and the number of Shares to be issued shall be rounded up to the nearest whole Share.

ARTICLE 3. COVENANTS OF THE COMPANY.

3.1 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; or (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder: (1) at least three (3) days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b) and (c) above at least three (3) days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

3.2 No Stockholder Rights or Liabilities. Except as provided in this Warrant, the Holder will not have any rights as a stockholder of the Company until the exercise of this Warrant. Absent an affirmative action by the Holder to purchase the Shares, the Holder shall not have any liability as a stockholder of the Company.

3.3 Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

ARTICLE 4. MISCELLANEOUS.

4.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the earlier of 5:00 pm Israel Time on the second (2nd) anniversary of the Issue Date.

4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon exercise of the Warrants, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

4.3 Transfers. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon exercise of the Warrants, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). After compliance with all restrictions on transfer set forth in this Section 4.3, and within a reasonable time after the Company’s receipt of an executed Assignment Form in the form attached hereto, the transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the new holders one or more appropriate new warrants.

4.4 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant, all notices to the Holder shall be addressed as set forth on the signature page hereto until the Company receives notice of a change of address in connection with a transfer or otherwise. Notice to the Company shall be addressed as set forth on the signature page hereto until the Holder receives notice of a change in address.

4.5 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.6 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

4.7 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

Appendix 1

SLINGER BAG INC.

WARRANT EXERCISE NOTICE

Reference is made to the Warrant Agreement dated March 16, 2020 between Slinger Bag Inc. and Midcity Capital Ltd. (the “Warrant Agreement”). In accordance with and pursuant to the Warrant Agreement, the undersigned hereby elects to exercise the Warrants in accordance with the following terms. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Warrant Agreement.

Date of Exercise:

Number of shares of common stock to be issued:

Aggregate Purchase Price:

Please issue the common shares of common stock in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email address:

Holder:

By:
Title: